UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10415

Lazard Alternative Strategies Fund, L.L.C.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, NY 10112

(Address of principal executive offices) (Zip code)

Mr. Brian Simon

30 Rockefeller Plaza

New York, NY 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-632-6000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Financial Statements

For the Six Months Ended September 30, 2013 (Unaudited)

    Lazard Alternative Strategies Fund, LLC

        (A Delaware Limited Liability Company)

Lazard Alternative Investments

November 2013

Dear Investor,

Lazard Alternative Strategies Fund, LLC (the “Company”) posted a +0.7% return for the six month period ended September 30, 2013. Since inception on September 1, 2001, the Company has posted an annualized return of +4.8%, net of all fees.

	April 1, 2013 to September 30, 2013	Annualized Since Inception (September 1, 2001)
	Rate of Return	Rate of Return
Lazard Alternative Strategies Fund, LLC[1]	0.7%	4.8%

Investment by Strategy2

For the six month period ended September 30, 2013, domestic equity markets kept pace with most developed world indices. The S&P 500 Index, Dow Jones Industrial Average and Nasdaq Composite were up +7.2%, +3.8% and +15.4%, respectively during the period. The Russell 2000 mirrored those returns, rising +12.8% over the period. European markets were up across the board with the MSCI European Index up +5.2%. European small-cap stocks outperformed large caps by more than +6%. The CAC 40 and DAX were both up more than 10% while the FTSE managed to stay positive, returning +0.8%. Asian markets continued the positive trend with the MSCI Asia Index up +3.8%. Japanese small-cap stocks led the way, returning an impressive +33%. Emerging markets were down across the board with the MSCI Emerging Markets Index falling -4.6%. BRIC countries were mostly negative with Brazil, Russia, and China losing between -2 and -7%. In contrast, India returned a notable +2.9%. Frontier markets were an outlier as the MSCI Frontier Index gained more than +9%.

Commodities displayed higher volatility levels and wide dispersion. The outliers were soft commodities such as coffee and cocoa with the former falling -17% and the latter gaining more than +21%. Grains experienced losses across the board with corn being the most pronounced, losing more than -36%. Returns were mixed within the energy complex as crude oil rose more than +5% and natural gas lost more than -11%. Industrial metals were slightly negative with nickel, the lone outlier of the group, falling more than -16%. Precious metals followed suit with both gold and silver falling more than -16% for the period.

1 Returns are reported net of fees, including any Incentive Allocation. Total return is calculated for the members as a whole. An individual member’s return may vary from these returns based on the management fee, the Incentive Allocation and the timing of capital contributions. The performance quoted represents past performance. Past performance is not a reliable indicator of future results.

2 As of September 30, 2013. Allocations are subject to change.

Lazard Alternative Investments

U.S. Treasury yields were roughly flat on the short end of the curve. The yields in the middle and long end of the curve rose between +26 and +79 bps, generating losses for the U.S. Treasury and Barclay’s Aggregate Indices.

The U.S. Dollar was mixed against most key currencies (-6% to +5%) with the notable exception of its 10.6% rise against the Australian Dollar. The U.S. Dollar strengthened against most emerging currencies with over 10% gains against the Argentine Peso, Turkish Lire, Indian Rupee and the Indonesian Rupiah.

Overall, we are seeing a more upbeat hedge fund community. Portfolio managers across various strategies are excited to participate in what look to be excellent opportunities given the relative valuations of risky assets – such as equities and credit instruments - versus risk-free assets like G3 government bonds. Additionally, historically high intra-asset valuation disparities, a result of the Central Bank policy driven beta rally, are generating opportunities for alpha on both the long and short sides of the balance sheet.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,

Kit Boyatt Director Lazard Asset Management LLC Lazard Alternatives, LLC	Christian Frei Director Lazard Asset Management LLC Lazard Alternatives, LLC	Chris Heasman Director Lazard Asset Management LLC Lazard Alternatives, LLC

This commentary is for information purposes only and does not constitute an offer to sell any interests of the Company.

The performance data of the indices and other market data have been prepared from sources and data that Lazard Alternatives, LLC (the “Investment Adviser”) believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Adviser and the allocations to underlying funds in which the Company invests (the “Portfolio Funds”), and the strategies and styles described in this report are as of September 30, 2013. These views and other information, including allocations, may have changed subsequent to this date. All capitalized but undefined terms will have the meanings ascribed to them in the accompanying Notes to Financial Statements.

An investment in any alternative investment is speculative, involves a high degree of risk, and may lose value. Privately offered investment vehicles are unregistered private investment funds or pools that invest and trade in many different markets, strategies, and instruments. Such funds generally are not subject to regulatory restrictions or oversight. Opportunities for redemptions and transferability of interests in these funds are restricted. The fees imposed, including management and incentive fees/allocations and expenses, may offset trading profits. Investors should not invest in the Company unless they are prepared to lose all or a substantial portion of their investment. The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and other matters discussed herein.

The performance of the Company is largely dependent on the talents and efforts of certain individuals. There can be no assurance that these investment professionals will continue to be associated with Lazard Asset Management LLC (“LAM”) or the Investment Adviser and the failure to retain such investment professionals could have an adverse effect on the Company.

The Company is subject to a number of actual and potential conflicts of interest involving the Investment Adviser and its affiliates, including LAM (“Affiliates”). The Investment Adviser and its Affiliates provide investment management services to other investors whose investment objective may be similar to, or different from, the investment objective of the Company. The Managers, members, officers and employees of the Company, the Investment Adviser and its Affiliates may buy and sell securities for their own account or for the account of others. The Investment Adviser or an Affiliate may receive an Incentive Allocation and such a compensation arrangement may create an incentive to make investments that are riskier or more speculative than would be the case if such an arrangement were not in effect.

The Portfolio Funds selected by the portfolio management team may invest in securities of non-U.S. companies and which trade on non-U.S. exchanges. These investments are denominated or traded in currencies other than U.S. dollars and involve certain considerations not typically associated with investments in U.S. issuers or securities denominated or traded in U.S. dollars. There may be less publicly available information about issuers in non-U.S. countries that may not be subject to uniform accounting, auditing and financial reporting standards and other disclosure requirements comparable to those applicable to U.S. issuers.

The Portfolio Funds selected by the portfolio management team will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques (including but not limited to, arbitrage investing, investing in distressed and convertible securities, derivatives, short selling and utilizing leverage) with significant risk characteristics. The Portfolio Funds invest wholly independently of one another and may at times hold economically offsetting positions or cause the Company to be concentrated. Investment management fees and the Incentive Allocation are charged to the Company or members by both the Investment Adviser or an Affiliate as well as the managers of the Portfolio Funds.

© 2013 Lazard Asset Management LLC

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Investments at September 30, 2013 (Unaudited)

	Cost	Percentage of Members’ Capital	Fair Value
Investments in Portfolio Funds (86.98%) #

Event Driven (23.27%)

Greywolf Capital Partners II L.P.	$1,448,912	2.71%	$1,712,960

HG Vora Special Opportunities Fund L.P.	2,200,000	3.76%	2,383,089

Ionic Event Driven Fund LLC	1,200,000	1.86%	1,175,178

Litespeed Partners, L.P.	—	6.87%	4,345,643

Mudrick Distressed Opportunity Fund, L.P.	2,000,000	3.41%	2,161,304

Numen Credit Opportunities Fund Inc.*	2,300,000	4.56%	2,885,720

Spinnaker Capital Pacnet Holdings**	89,868	0.10%	65,541

	9,238,780		14,729,435

Long/Short (22.74%)

Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.**	208,549	0.51%	322,637

Bronson Point Partners L.P.	1,100,000	1.77%	1,118,214

Echo Street Capital Partners (QP), L.P.	2,200,000	3.76%	2,379,736

Lakewood Capital Partners, L.P.	2,700,000	6.14%	3,887,520

Permian Fund, L.P.	2,250,000	6.20%	3,922,074

Sierra Europe QP, L.P.	2,700,000	4.36%	2,759,337

	11,158,549		14,389,518

Relative Value (20.19%)

Blue Mountain Credit Alternatives Fund L.P.**	—	3.08%	1,948,120

Chenavari Multi Strategy Credit Fund Ltd.	2,500,000	4.44%	2,809,832

CRC Credit Fund, Ltd.**	—	6.90%	4,370,281

Victoria SPV**	25,008	0.05%	28,776

WAF Fund, L.P.**	15,000	5.72%	3,620,040

	2,540,008		12,777,049

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Investments at September 30, 2013   (Unaudited) (concluded)

	Cost	Percentage of Members’ Capital	Fair Value
Investments in Portfolio Funds (86.98%)# (concluded)
Tactical Trading (20.78%)
CCP Quantitative Fund L.P.	$2,500,000	3.60%	$2,280,167
Discovery Global Macro Partnership, L.P.	3,000,000	5.87%	3,712,966
Keynes Leveraged Quantitative Strategies Fund Limited	1,900,000	2.87%	1,819,020
Kohinoor Core Fund	2,100,000	2.30%	1,455,016
Rubicon Global Partners, L.P.	1,400,000	6.14%	3,887,728

	10,900,000		13,154,897

Total Investments in Portfolio Funds (86.98%)	$33,837,337		55,050,899

Other Assets, Less Liabilities (13.02%)			8,237,035

Members’ Capital - Net Assets (100.00%)			$63,287,934

#	Non-income producing security.
*	Portfolio Fund requires 120 days notice should a redemption be requested as of the measurement date.
**	Portfolio Fund has suspended redemptions or invoked gate provisions, or represents a similarly restricted investment.

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital - Net Assets (Unaudited)

September 30, 2013

Assets

Investments in Portfolio Funds, at fair value (cost $33,837,337)	$55,050,899
Cash	7,285,606
Redemptions receivable from Portfolio Funds	6,331,685

Total assets	68,668,190

Liabilities

Redemptions payable to contributing members	4,749,945
Redemption payable to Special Member	74,669
Management fee payable	352,806
Professional fees payable	140,882
Board of Managers’ fees payable	33,750
Other accrued expenses	28,204

Total liabilities	5,380,256

Net Assets	$63,287,934

Members’ Capital - Net Assets

Represented by:
Capital contributions (net)	$4,870,054
Accumulated net investment loss	(18,070,797)
Accumulated net realized gain	55,275,115
Accumulated net unrealized appreciation on investments	21,213,562

Members’ Capital - Net Assets	$63,287,934

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

For the Period Ended September 30, 2013

Expenses
Management fee	$354,683
Professional fees	130,319
Accounting and administration fees	72,987
Board of Managers’ fees	67,500
Miscellaneous	42,088

Total expenses	667,577

Net investment loss	(667,577)

Net realized and unrealized gain on investments in Portfolio Funds
Net realized gain from investments in Portfolio Funds	5,339,337
Net change in unrealized appreciation on investments in Portfolio Funds	(4,219,559)

Net realized and unrealized gain on investments in Portfolio Funds	1,119,778

Net increase in members’ capital resulting from operations	$452,201

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statements of Changes in Members’ Capital - Net Assets

For the Year Ended March 31, 2013 and Six Months Ended September 30, 2013 (Unaudited)

	Contributing	Special
	Members	Member	Total

Members’ Capital - Net Assets at March 31, 2012	$96,007,431	$5,139	$96,012,570

Capital contributions	1,065,652	–	1,065,652
Capital redemptions	(29,227,238)	(272,980)	(29,500,218)
Net investment loss	(1,471,401)	–	(1,471,401)
Net realized gain from investments in Portfolio Funds	12,376,649	–	12,376,649
Net change in unrealized appreciation on investments in Portfolio Funds	(4,906,765)	–	(4,906,765)
Actual Incentive Allocation from January 1, 2012 to December 31, 2012	(273,532)	273,532	–
Reverse accrued Incentive Allocation from January 1, 2012 to March 31, 2012	5,691	(5,691)	–
Accrued Incentive Allocation from January 1, 2013 to March 31, 2013	(215,057)	215,057	–

Members’ Capital - Net Assets at March 31, 2013 (Including accumulated net investment loss of $17,403,220)	$73,361,430	$215,057	$73,576,487

Capital contributions	1,175,151	–	1,175,151
Capital redemptions	(11,871,813)	(44,092)	(11,915,905)
Net investment loss	(667,577)	–	(667,577)
Net realized gain from investments in Portfolio Funds	5,339,337	–	5,339,337
Net change in unrealized appreciation on investments in Portfolio Funds	(4,219,559)	–	(4,219,559)
Accrued Incentive Allocation from April 1, 2013 to September 30, 2013	(45,680)	45,680	–

Members’ Capital - Net Assets at September 30, 2013 (Including accumulated net investment loss of $18,070,797)	$63,071,289	$216,645	$63,287,934

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

For the Period Ended September 30, 2013

Cash flows from operating activities:

Net increase in members’ capital resulting from operations	$452,201
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of Portfolio Funds	(5,000,000)
Proceeds from redemptions of Portfolio Funds, net of change in redemptions receivable from Portfolio Funds	21,920,580
Net realized gain from investments in Portfolio Funds	(5,339,337)
Net change in unrealized appreciation on investments in Portfolio Funds	4,219,559
Increase in management fee payable	160,601
Increase in professional fees payable	8,188
Increase in Board of Managers’ fees payable	7,000
Decrease in other accrued expenses	(9,479)

Net cash provided by operating activities	16,419,313

Cash flows from financing activities:

Capital contributions	1,175,151
Capital redemptions, net of change in redemptions payable	(14,317,023)

Net cash used in financing activities	(13,141,872)

Net increase in cash	3,277,441
Cash at beginning of period	4,008,165

Cash at end of period	$7,285,606

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited)

1.	Organization

Lazard Alternative Strategies Fund, LLC (the “Company”) was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The investment objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its investment objective through the allocation of capital among selected alternative asset managers (the “Portfolio Managers”) or the Portfolio Funds they operate. The Company primarily invests in Portfolio Funds which are not registered under the 1940 Act (the “Portfolio Funds”).

Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC (“LAM”), a Delaware limited liability company, serves as the Company’s investment adviser and manager (herein referred to as the “Investment Adviser” or “Lazard Alternatives”) pursuant to an investment advisory agreement under which it directs the Company’s investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Lazard Alternatives is responsible for the day-to-day management of the Company. Lazard Alternative Strategies Holdings, LLC (the “Special Member”), an affiliate of the Investment Adviser, holds a non-voting special member interest (the “Special Member Account”) in the Company for the purpose of receiving the incentive allocation. Responsibility for the oversight of the Company’s business and affairs is vested in the individuals who serve as the members of the Board of Managers of the Company (the “Board”).

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.   Net Asset Valuation

The net asset value of the Company is determined as of the close of business on the last business day of each month. The Company values interests in Portfolio Funds, valued at $55,050,899 (80.17% of total assets) as of September 30, 2013, at fair value in accordance with procedures established by the Board, which ordinarily will be the practical expedient, as defined under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement and Disclosures, determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

a.   Net Asset Valuation (continued)

If the Investment Adviser determines that the most recent value reported by a Portfolio Fund does not represent fair value or if a Portfolio Fund fails to report a value to the Company, a fair value determination is made under procedures established by, and under the general supervision of, the Board.

Fair Value Measurement:   In accordance with U.S. GAAP, the Company applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques used to develop the measurements of fair value and related inputs during the period. These inputs are summarized in the three broad levels that follow.

Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Company does not adjust the quoted price for these assets and liabilities.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds that the Company has the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that the Company does not have the ability to redeem at net asset value within ninety days of the measurement date).

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Company classifies its investments based on the lowest level of input that is significant to the fair value measurement.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfer into Level 3 from Level 2 noted in the reconciliation table below is due to a redemption notification period of at least 120 days should a redemption be requested as of the measurement date.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

a.   Net Asset Valuation (continued)

The following table summarizes the valuation of the Company’s investments and the fair value hierarchy levels as of September 30, 2013:

Description	Total Fair Value at September 30, 2013	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$14,729,435	$—	$11,778,174	$2,951,261
Long/Short	14,389,518	—	14,066,881	322,637
Relative Value	12,777,049	—	2,809,832	9,967,217
Tactical Trading	13,154,897	—	13,154,897	—
Total Investments in Portfolio Funds	$55,050,899	$—	$41,809,784	$13,241,115

The changes in investments measured at fair value for which the Company used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that the Company does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2013	Realized gain/(loss)	Change in unrealized appreciation / depreciation	Purchases	Redemptions	Transfers in	Transfers out	Balance as of September 30, 2013
Event Driven	$65,388	$–	$153	$–	$–	$2,885,720	$–	$2,951,261
Long/Short	276,418	–	46,219	–	–	–	–	322,637
Relative Value	15,882,298	3,520,331	(3,227,421)	–	(6,207,991)	–	–	9,967,217
Tactical Trading	315,171	398,644	(315,171)	–	(398,644)	–	–	–
Total	$16,539,275	$3,918,975	$(3,496,220)	$–	$(6,606,635)	$2,885,720	$–	$13,241,115

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of September 30, 2013 is $(166,825) and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of September 30, 2013:

Type of Level 3 Investment	Fair Value as of September 30, 2013	Valuation Technique	Unobservable Input
Portfolio Funds
Event Driven	$2,951,261	Unadjusted NAV as practical expedient	N/A
Long/Short	322,637	Unadjusted NAV as practical expedient	N/A
Relative Value	9,967,217	Unadjusted NAV as practical expedient	N/A
Total Level 3 Investments	$13,241,115

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

a.   Net Asset Valuation (continued)

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Company as of September 30, 2013. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other similar restrictions, in accordance with their offering documents. The Company had no unfunded capital commitments as of September 30, 2013. From 2009 through the current period, certain Portfolio Funds instituted a gate or suspended redemptions. For Portfolio Funds with gates or suspended redemptions, the Investment Adviser cannot estimate when the gate will be lifted or the suspension removed.

The investments in so-called “side pockets”, subfunds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide, were entered into at various times since inception of the Company. One investment in a side pocket through an investment in a Portfolio Fund, representing 0.05% of members’ capital, was entered into in 2009. A second investment in a side pocket through an investment in a Portfolio Fund, representing 0.51% of members’ capital, was entered into in 2010.

The Portfolio Funds in the event driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns may be relatively unaffected by the movements of markets, although the supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 45 to 120 day notice period. One Portfolio Fund in this strategy, representing 0.10% of members’ capital, has suspended redemptions. Another Portfolio Fund in this strategy, representing 4.56% of members’ capital, requires 120 days notice should a redemption be requested as of the measurement date. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and falling markets. The strategy covers a wide range of risk and return combinations. The returns from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

a.   Net Asset Valuation (continued)

practiced by most Portfolio Managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. One Portfolio Fund in this strategy, representing approximately 0.51% of members’ capital, is invested in a side pocket and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 45 to 90 day notice period. Three Portfolio Funds in this strategy, representing 15.70% of members’ capital, are subject to gate provisions. For one Portfolio Fund in this strategy, representing 0.05% of members’ capital, the Company is invested in a side-pocket that is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. The tactical trading strategy can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary Portfolio Managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have weekly to quarterly liquidity, and are generally subject to a 10 to 90 day notice period. The Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

b.   Investment Income

Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

c.   Gains and Losses

A partial sale of a Portfolio Fund will first reduce the cost basis of the Portfolio Fund. Once the cost basis is depleted, a gain will be realized on any proceeds received in excess of the cost basis. If a cost basis remains after all the proceeds have been received, a loss will be realized in the amount of the remaining cost basis.

d.   Company Expenses

The Company bears all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; and expenses of meetings of the Board. The Company also bears the management fee paid to the Investment Adviser. Expenses are recorded on the accrual basis.

e.    Income Taxes

As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report income or loss on its own tax return based on its share of the Company’s taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made. The Company may be subject to withholding taxes on certain dividends. The Company’s tax returns remain open for examination by tax authorities for a period of three years from when they are filed. The Company is subject to examination by U.S. federal tax authorities and various state tax authorities for the tax years ended December 31, 2009 through December 31, 2012.

The Company follows the authoritative guidance for uncertainty in income taxes included in the FASB ASC 740, Income Taxes. This guidance requires the Company to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit or expense to be recognized is measured as the largest amount of benefit or expense that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Company recording a tax liability that would reduce members’ capital or alternatively generate an asset which would increase members’ capital.

The Company reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

e.    Income Taxes (continued)

Based on this review, the Company has determined the major tax jurisdictions where the Company is organized and where the Company makes investments; however, no reserves for uncertain tax positions were required for any of the Company’s open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Company recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the six months ended September 30, 2013, no such amounts were recognized.

f.   Cash

At September 30, 2013, $7,285,606 was held in a non-interest bearing account at The Bank of New York Mellon.

g.   Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from these estimates.

3.	Management Fee, Incentive Allocation, Related Party and Other Transactions

In addition to managing the Company’s assets and selecting Portfolio Funds and Portfolio Managers, Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing investor communications, maintaining and preserving certain records of the Company, assisting in the preparation of filings with state and federal regulators, monitoring compliance with regulatory requirements and reviewing and arranging for payment of the Company’s expenses. In consideration for such services, the Company pays Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company’s net assets.

Net profits or net losses of the Company for each allocation period are allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account) as of the last day of each allocation period in accordance with the members’ respective investment percentages for the allocation period.

Generally at the end of each calendar year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a contributing member during the period (an “Incentive Allocation”) will be debited from the contributing member’s capital account

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (continued)

3.	Management Fee, Incentive Allocation, Related Party and Other Transactions (continued)

(including the Investment Adviser’s capital account) and credited to the Special Member Account; provided, however, that such Incentive Allocation will only be payable if the percentage increase in the contributing member’s capital account balance during such calendar year, or such lesser period corresponding to such contributing member’s investment, attributable to the net profits credited to the contributing member’s capital account during such period (before deduction for Incentive Allocation) exceeds the hurdle rate. The hurdle rate is the average of the month-end LIBOR rates (London Interbank Offered Rates for U.S. Dollar deposits with a three month term). At March 31, 2013, there was an Incentive Allocation accrual of $215,057. The accrued Incentive Allocation at September 30, 2013 was $216,645. The actual accrued Incentive Allocation paid to the Special Member Account for the six months ended September 30, 2013 was $44,092.

Each member of the Board (“Manager”) who is not an “interested person” (as defined by the 1940 Act) of the Company (“Independent Managers”) receives an annual retainer of $15,000 plus a fee for each meeting attended. As of September 30, 2013, one Manager is an “interested person” of the Company. All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

At September 30, 2013, related parties of the Investment Adviser and/or the Special Member held contributing member interests of $17,475,505, which is equal to approximately 28% of total members’ capital.

4.	Securities Transactions

Aggregate purchases and proceeds from redemption of Portfolio Funds for the six months ended September 30, 2013 amounted to $5,000,000 and $21,086,836, respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Portfolio Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company for the six months ended September 30, 2013.

Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Company to redeem from such Portfolio Funds. As of September 30, 2013, certain Portfolio Funds with a fair value of $9,938,441 (18.05% of total investments in Portfolio Funds) had investor level gate provisions, and certain Portfolio Funds with a fair value of $65,541 (0.12% of total investments in Portfolio Funds) had suspended redemptions. As of September 30, 2013, certain Portfolio Funds, with a fair value of $351,413 (0.64% of total investments in Portfolio Funds), were invested in side pockets and are not currently redeemable. As of September 30, 2013, a Portfolio Fund, with a fair value of $2,885,720 (5.24% of total investments in Portfolio Funds) requires 120 days notice should a redemption be requested as of the measurement date.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (continued)

5.	Risk Factors

An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

To satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Company may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Company purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Company will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Company’s and its members’ interests.

Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in side pockets. Were the Company to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Company might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Company fully liquidates its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund will fluctuate. As of September 30, 2013, approximately 0.64% of total investments in Portfolio Funds by the Company were invested in side pockets.

6.	Portfolio Funds

The following is a summary of the investment objectives and liquidity provisions of the Portfolio Funds that exceed 5% of the Company’s members’ capital at September 30, 2013, as stated in such Portfolio Fund’s offering documents.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (continued)

6.	Portfolio Funds (continued)

CRC Credit Fund, Ltd. seeks to generate superior returns by investing primarily in asset-backed securities and other collateralized debt obligations and structured credits. CRC Credit Fund, Ltd. allows redemptions as of the last business day of any calendar quarter, upon 90 days notice; however, CRC Credit Fund, Ltd. has currently imposed a gate provision.

Discovery Global Macro Partnership, L.P. seeks to achieve high risk-adjusted returns by making directional and relative value investments, long and short, primarily through investment positions in equity futures, indices, exchange traded funds (primarily sovereign debt), local interest rates, currencies and commodities across global financial markets, with an emphasis on emerging market investments. Discovery Global Macro Partnership, L.P. allows redemptions as of the last business day of each calendar quarter, upon 90 days notice.

Lakewood Capital Partners, L.P. seeks attractive long-term rates of return with a strict emphasis on capital preservation through long and short investments in all parts of the capital structure and across a broad range of industries and geographies. Lakewood Capital Partners, L.P. allows redemptions as of the last business day of any fiscal quarter, upon 60 days notice.

Litespeed Partners, L.P. seeks to achieve attractive risk-adjusted returns through event-driven opportunities including mergers, cash tender offers, leveraged buy-outs and all restructurings, such as bankruptcies, recapitalizations, exchange offers, spin-offs and liquidations. Litespeed Partners, L.P. allows redemptions as of the last business day of any calendar quarter, upon 45 days notice.

Permian Fund, L.P. seeks to achieve absolute returns across market cycles through the implementation of a Western-European focused, value-oriented and event-driven equity long/short strategy. Permian Fund, L.P. allows redemptions as of the last business day of any calendar quarter, upon 60 days notice.

Rubicon Global Partners, L.P. seeks to achieve superior returns by investing in global fixed income, currency, commodity and equity markets, and their related derivatives. Rubicon Global Partners, L.P. allows redemptions as of the last business day of each month, upon 30 days notice.

WAF Fund, L.P. seeks capital appreciation through hedged investments in mortgage-backed securities, related fixed income securities, derivatives and other investments. WAF Fund, L.P. allows redemptions as of the last business day of each month, upon 45 days notice; WAF Fund, L.P. has currently imposed a gate provision.

The Company is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Company’s portfolio in order to determine whether the Company’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Company as of September 30, 2013.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (continued)

7.	Repurchase of Company Interests

The Board may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members.

8.	Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Company’s experience, the risk of loss from such claims is considered remote.

9.	Financial Highlights Information

	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009

Total return before Incentive Allocation*	0.56%		7.55%	(3.80%)	7.29%	10.83%	(7.82%)

Incentive Allocation	(0.05%)		(0.63%)	0.28%	(0.65%)	(0.11%)	0.00%

Total net return after Incentive Allocation *	0.51%		6.92%	(3.52%)	6.64%	10.72%	(7.82%)

Members’ capital, end of period (000)	$63,288		$73,576	$96,013	$113,373	$115,548	$107,035

Portfolio Turnover	7%		22%	20%	31%	25%	21%

Ratios to average contributing members’ capital:

Net investment loss	(1.88%)	**	(1.70%)	(1.60%)	(1.55%)	(1.52%)	(1.41%)

Operating expenses, before Incentive Allocation	1.88%	**	1.70%	1.60%	1.55%	1.52%	1.44%

Incentive Allocation	0.06%		0.56%	(0.28%)	0.67%	0.11%	0.00%

Operating expenses and Incentive Allocation	1.94%	**	2.26%	1.32%	2.22%	1.63%	1.44%

*	Total return is calculated for the contributing members as a whole and has not been annualized. An individual member’s return may vary from these returns based on the timing of capital contributions.

**	Annualized.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – September 30, 2013 (Unaudited) (concluded)

10.	Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Company through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

At meetings held on August 15 and 28, 2013, the Board approved an Agreement and Plan of Acquisition (the “Plan”) pursuant to which the Company will be reorganized into Lazard Alternative Strategies 1099 Fund (the “1099 Fund”). This transaction (the “Reorganization”), if effected, would result in the Company transferring all of its assets to the 1099 Fund and the 1099 Fund assuming all of the liabilities of the Company reflected on the Company’s statement of assets and liabilities. In exchange, the 1099 Fund would deliver to the Company shares of beneficial interest in the 1099 Fund with a net asset value equal to the net asset value of the Company’s assets (net of any assumed liabilities) as determined immediately before the transaction (“1099 Fund Shares”). This exchange would be followed by the distribution of the 1099 Fund Shares to Members in liquidation of their Interests in the Company. As of November 25, 2013, the requisite vote of Members to approve the Plan was received and it is expected that the Reorganization will occur on or about December 31, 2013.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Additional Information (Unaudited)

BOARD CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

At the meeting of the Board held on June 4-5, 2013, the Board considered the approval, for an additional annual period, of the Investment Advisory Agreement and Management Agreement (together, the “Agreements”) between the Company and Lazard Alternatives. The Independent Managers were assisted in their review by Stroock and met with Stroock in executive session separate from representatives of Lazard Alternatives and LAM.

Services Provided

Representatives of Lazard Alternatives and LAM discussed with the Board Lazard Alternatives’ written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that Lazard Alternatives provides the Company, including a discussion of Lazard Alternatives and its business (of which the Company comprise approximately $130 million of the approximately $700 million of total assets under the management of Lazard Alternatives as of March 31, 2013). The representatives of Lazard Alternatives and LAM noted their belief that the Company continues to benefit significantly from the services provided by Lazard Alternatives and the services and infrastructure of LAM’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure. The Managers also considered information provided by Lazard Alternatives and LAM regarding personnel, resources, financial condition and experience; the distribution and marketing activities for the Company; and asset flows and the asset levels of the Company.

The Managers considered the various services provided by Lazard Alternatives and LAM including their research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Managers also considered LAM’s infrastructure and agreed that the Company benefit from the services and infrastructure provided by Lazard Alternatives and LAM. The Managers accepted management’s assertion that such services and infrastructure are greater than those typically provided to two funds with combined net assets of approximately $130 million and not managed within the complex of a large, global firm such as LAM.

Comparative Management Fee and Performance Information

The Managers reviewed comparative management fee and performance information prepared by Lazard Alternatives.

Management Fees:    The Managers reviewed and considered a chart setting forth the fee structure and asset levels of other similar registered funds of hedge funds, including any incentive allocation/performance fee charged by such similar funds (the “Fee Comparison Chart”). The Managers reviewed and discussed the fees of the Company, as well as the fees of other similar funds and performance fee structures, as set forth in the Fee Comparison Chart. The Independent Managers determined that the management fee and incentive allocation was within the range of the management/advisory fees and incentive allocations/performance fees associated with similar funds.

Performance:    The Managers reviewed and discussed the performance and volatility information provided by Lazard Alternatives including the calendar year and since inception performance of the Company

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Additional Information (Unaudited) (concluded)

relative to that of comparable funds and indices. It was noted that the Company’s since inception performance exceeded the indices of unregistered funds of funds and the S&P 500 Index and exceeded, or was competitive with, the performance of similar registered funds, generally with lower volatility. It also was noted that the Managers receive regular updates on the Company’s performance and any relative underperformance.

Profitability and Economies of Scale

The Managers reviewed information prepared by Lazard Alternatives concerning profits realized by Lazard Alternatives and its affiliates with respect to the Company, calculated using the actual revenues received for the calendar year ended December 31, 2012 and the cost allocation methodology to compute an estimate of the Company’s expenses, and it was noted that profitability with respect to the Company was negative. The representatives of Lazard Alternatives and LAM stated that neither Lazard Alternatives, nor its affiliates, including LAM, receive any significant indirect benefits from Lazard Alternatives acting as investment adviser to the Company.

Representatives of Lazard Alternatives and the Managers discussed ways economies of scale could be realized and how they could be shared. It was noted that, although the net assets of the Company has grown since inception, the Company has not reached a size for Lazard Alternatives to realize a profit. As a result, there were no economies of scale to be shared with members at this time.

At the conclusion of these discussions, each of the Managers expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by Lazard Alternatives are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with LAM’s global asset management business.

•	The Board was generally satisfied with the overall performance of the Company.

•	The Board concluded that the Company’s fee paid to Lazard Alternatives was reasonable in light of the considerations discussed above.

•	The Board recognized that the Company’s assets had not yet reached a size where Lazard Alternatives could realize significant economies of scale that should be shared with members.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Agreements was in the best interests of the Company and its members.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Board of Managers and Officers (unaudited)

Name (Age) Address(1)	Position(s) with the Company (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Managers:

Kenneth S. Davidson (68)	Manager (May 2006)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Adviser (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Manager (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA- CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Leon M. Pollack (72)	Manager (August 2001)	Private Investor

Richard Reiss, Jr. (69)	Manager (March 2002)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (65)	Manager (August 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)
Interested Manager(3):

John R. Reinsberg (57)	Manager (September 2009)	Deputy Chairman of LAM

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Board of Managers and Officers (unaudited) (concluded)

Name (Age) Address(1)	Position(s) with the Company (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Officers who are not Managers:

Jagatnarine Churaman (41)	Chief Financial Officer (August 2003)	Director (since March 2009, previously Senior Vice President and Vice President) of LAM

Nathan A. Paul (40)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of LAM

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of LAM and Chief Compliance Officer (since January 2009) of LAM and the Company

Tamar Goldstein (38)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel) of LAM.

Brian Guaiana (34)	Assistant Treasurer	Vice President (since April 2010, previously Operations Manager) of LAM.

(1)	The address of each Manager and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Manager and officer was elected in September 2009. Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies managed by LAM (collectively, the “Lazard Funds,” in total comprised of 30 active investment portfolios) as of November 19, 2013 as well as Lazard Alternative Strategies 1099 Fund (the “1099 Fund”), a closed-end registered management investment company, managed by the Investment Adviser. Each Manager serves an indefinite term, until his or her successor is elected.

Messrs. Simon and Paul and Ms. Goldstein also serve in the same respective capacities for the Lazard Funds and the 1099 Fund and Messrs. Churaman and Guaiana serve in the same respective capacities for the 1099 Fund. Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

(3)	Mr. Reinsberg is considered an “interested person” (as defined in the 1940 Act) of the Company by virtue of his or her affiliation with the Investment Adviser.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Supplemental Information (unaudited)

Form N-Q Filings

The Company files a complete schedule of its holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “SEC”) on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Company’s proxy voting record for the most recent 12- month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Lazard Alternative Strategies Fund, L.L.C.

By (Signature and Title)* /s/ John Reinsberg

                                               John Reinsberg, Chief Executive Officer

                                               (principal executive officer)

Date 11/15/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Reinsberg

                                               John Reinsberg, Chief Executive Officer

                                               (principal executive officer)

Date 11/15/13

By (Signature and Title)* /s/ Jagatnarine Churaman

                                               Jagatnarine Churaman, Chief Financial Officer

                                               (principal financial officer)

Date 11/15/13

*	Print the name and title of each signing officer under his or her signature.